URBAN BARNS FOODS INC.
(A Development Stage Company)
PROFORMA FINANCIAL STATEMENTS
(Expressed in US dollars)
(Unaudited)

Pro Forma Balance Sheet as at July 31, 2009……………………………………… …………… PF - 1

Pro Forma Statement of Operations for the Year Ended July 31, 2009……………………...... PF - 2

Notes to the Pro Forma Financial Statements………………………………...………….……… PF - 3

URBAN BARNS FOODS INC.
(A Development Stage Company)
PRO FORMA BALANCE SHEET
AS AT JULY 31, 2009
(Expressed in US dollars)
(Unaudited)

	UBF Alberta As at July 31, 2009 (Note 6)		UBF Nevada As at July 31, 2009		Pro Forma Adjustments (Note 3)		Pro Forma Balance Sheet
	$		$		$		$
ASSETS

CURRENT
Cash and cash equivalents		1,042	2,823	(a)		2,760		6,625
		1,042	2,823			2,760		6,625

DEPOSITS		–	275			–		275
		1,042	3,098			2,760		6,900

LIABILITIES

CURRENT
Accounts payable		–	5,669	(d)		26,800		32,469
		–	5,669			26,800		32,469

STOCKHOLDERS’ EQUITY (DEFICIT)

COMMON STOCK		1,840	43,400	(a)		2,760		47,900
				(b)		(20,500)
				(c)		25,000
				(c)		(4,600)

ADDITIONAL PAID-IN CAPITAL		–	35,600	(b)		20,500		(44,099)
				(c)		4,600
				(c)		(103,999)
				(d)		(800)

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE		(798)	(81,571)	(c)		81,571		(29,370)
				(c)		(2,572)
				(d)		(26,000)
		1,042	(2,571)			(24,040)		(25,569)
		1,042	3,098			2,760		6,900

(See accompanying notes)

URBAN BARNS FOODS INC.
(A Development Stage Company)
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2009
(Expressed in US dollars)
(Unaudited)

	UBF Alberta Year Ended July 31, 2009 (Note 6)		UBF Nevada Year Ended July 31, 2009		Pro Forma Adjustments (Note 3)		Pro Forma Statement Of Operations
	$		$		$		$

REVENUE		–	–			–		–

EXPENSES
Professional		–	12,455	(c)		26,000		38,455
Property expenditures		–	8,500			–		8,500
Office and administration		702	39,181			–		39,883
Website		96	–			–		96
Total Operating Expenses		(798)	(60,136)			(26,000)		(86,934)

Other Expenses

Impairment loss on goodwill		–	–	(d)		(2,752)		(2,752)

NET LOSS		(798)	(60,136)			(28,752)		(89,686)

Pro forma loss per share (Note 5)

LOSS PER SHARE – Basic and diluted		(0.00)	(0.00)					(0.00)

(See accompanying notes)

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

1. Basis of Presentation

On October 9, 2009, Urban Barns Foods Inc. (“UBF Nevada”) entered into a share exchange agreement with Urban Barns Foods Inc. (“UBF Alberta”), a private Alberta company. Pursuant to the terms of the share exchange agreement, UBF Nevada agreed to acquire all of the issued and outstanding shares of UBF Alberta’s common stock in exchange for the issuance of 25,000,000 shares of common stock to the shareholders of UBF Alberta. The former President of UBF Nevada will cancel 20,500,000 shares of UBF Nevada’s common stock held in his name. After the transaction has closed, the former shareholders of UBF Alberta will control 52% of the total issued and outstanding shares of common stock of UBF Nevada, resulting in a reverse takeover. See Note 2.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of UBF Alberta and UBF Nevada.

These pro forma financial statements have been compiled from and include:

(a) an unaudited pro forma balance sheet combining the audited balance sheet of UBF Nevada as at July 31, 2009 with the audited balance sheet of UBF Alberta as at July 31, 2009, giving effect to the transaction as if it occurred on July 31, 2009; and

(b) an unaudited pro forma statement of operations combining the audited annual statement of operations of UBF Nevada for the year ended July 31, 2009 with the audited annual statement of operations of UBF Alberta for the year ended July 31, 2009, giving effect to the transaction as if it occurred on August 1, 2008.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of UBF Nevada for the year ended July 31, 2009. Based on the review of the accounting policies of UBF Alberta, it is UBF Nevada management’s opinion that there are no material accounting differences between the accounting policies of UBF Nevada and UBF Alberta. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of UBF Nevada.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with UBF Nevada’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of UBF Nevada which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

2. Business Acquisition

On October 9, 2009, Urban Barns Foods Inc. (“UBF Nevada”) entered into a share exchange agreement with Urban Barns Foods Inc. (“UBF Alberta”), a private Alberta company. Pursuant to the terms of the share exchange agreement, UBF Nevada agreed to acquire all of the issued and outstanding shares of UBF Alberta’s common stock in exchange for the issuance of 25,000,000 shares of common stock to the shareholders of UBF Alberta. The former President of UBF Nevada will cancel 20,500,000 shares of UBF Nevada’s common stock held in his name. The transaction will result in UBF Alberta shareholders holding 52% of the total issued and outstanding shares of UBF Nevada’s common stock and UBF Nevada shareholders holding 48% of the total issued and outstanding shares of UBF Nevada’s common stock. Prior to the transaction, UBF Nevada is considered a non-operating public company with nominal net assets. The transaction is considered a capital transaction in substance and therefore has been treated as an asset acquisition and recapitalization of UBF Nevada with UBF Alberta being treated as the acquirer pursuant to Accounting Standards Codification (“ASC”) 805-40, Business Combinations – Reverse Acquisitions and ASC 805-50, Business Combinations – Related Issues. Accordingly, because UBF Alberta is deemed to be the purchaser for accounting purposes, these pro forma financial statements are presented as a continuation of UBF Alberta.  As a result, no goodwill or intangible asset was recorded.  The reverse takeover transaction was treated as the issuance of equity by UBF Alberta for the acquisition of UBF Nevada net assets. Transaction costs were charged to expense, except share issue costs, which have been charged to equity.

The shares of UBF Nevada common stock to be issued were determined to have a nominal fair value of $1. The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

$
Purchase price

25,000,000 shares of UBF Nevada common stock	1

1

Fair value of UBF Nevada net assets to be acquired

Cash	2,823
Deposits	275
Accounts payable	(5,669)
Goodwill	2,572

1

The nominal excess of the purchase consideration over the fair values of UBF Nevada’s assets and liabilities as at October 9, 2009, has been allocated to goodwill.  However, as the US Securities and Exchange Commission has ruled that no goodwill can be recognized when the business combination involves a publicly held shell company and a privately held acquiree, an immediate impairment loss on goodwill of $2,572 has been recorded.

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

3. Pro Forma Assumptions and Adjustments

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)	Prior to the closing of the share exchange agreement, UBF Alberta issued 600,000 shares of common stock for proceeds of $2,760.

(b)	Prior to the closing of the share exchange transaction, the former President of UBF Nevada returns 20,500,000 shares of UBF Nevada common stock for cancellation.

(c)
The stockholders of UBF Alberta exchange all of their common stock on a 1:25 basis for 25,000,000 shares of common stock of UBV Nevada. The acquisition has been accounted for as the issuance of common stock for the net assets of UBF Nevada accompanied by a recapitalization. The purchase price for the transaction has been allocated to the acquired assets and liabilities of UBF Nevada on a pro forma basis as described in Note 3.

(d)
Common stock issuance costs relating to the share exchange agreement are estimated to be $800 and have been charged to equity.  Transaction costs relating to the completion of the transaction are estimated to be $26,000 and have been expensed.

4. Pro Forma Common Stock

Pro forma common stock as at July 31, 2009 has been determined as follows:

	Number of Common Stock	Par Value $	Additional Paid-in Capital $
Issued common stock of UBF Alberta	1,000,000	4,600	–
Issued common stock of UBF Nevada	43,400,000	43,400	35,600
Common stock of UBF Nevada returned and cancelled	(20,500,000)	(20,500)	20,500
Eliminate common stock of UBF Alberta and adjust to reflect par value	(1,000,000)	(4,600)	4,600
Issuance of common stock for acquisition of UBF Alberta	25,000,000	25,000	(22,248)
Equity of UBF Nevada eliminated on consolidation	–	–	(81,751)
Stock issue costs	–	–	(800)

Pro forma balance	47,900,000	47,900	(44,099)

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

5. Pro Forma Loss Per Share

Pro forma basic and diluted loss per share for the year ended July 31, 2009, has been calculated based on the weighted average number of UBF Nevada shares of common stock outstanding plus the shares of common stock issued for the acquisition of UBF Alberta and the return and cancellation of 20,500,000 shares of common stock by the former President of UBF Nevada.

Year ended July 31, 2009

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$(89,686)

Denominator:
Weighted average UBF Nevada shares of common stock outstanding	43,400,000
Shares of common stock issued for acquisition of UBF Alberta	25,000,000
Shares of common stock returned and cancelled	(20,500,000)
Pro forma weighted average shares outstanding	47,900,000

Basic and Diluted pro forma loss per share	$(0.00)

6. Conversion of historical financial statements to United States dollars

The audited balance sheet of UBF Alberta as at July 31, 2009 is reported in Canadian dollars. Presented below is a schedule that reflects the translation of the financial position of UBF Alberta at July 31, 2009 into US dollars. UBF Alberta’s balance sheet data was translated from Canadian to US using an exchange rate of US$1 = Cdn$1.0870:

	UBF Alberta Year Ended July 31, 2009 Cdn $	UBF Nevada Year Ended July 31, 2009 US $

ASSETS

CURRENT
Cash and cash equivalents	1,133	1,042
	1,133	1,042

STOCKHOLDERS’ EQUITY

COMMON STOCK	2,000	1,840

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE	(867)	(798)
	1,133	1,042
	1,133	1,042

URBAN BARNS FOODS INC.
(A Development Stage Company)
Notes to Pro Forma Financial Statements
(Expressed in US dollars)
(Unaudited)

6. Conversion of historical financial statements to United States dollars (continued)

The audited statement of loss of UBF Alberta for the fiscal year ended July 31, 2009 is reported in Canadian dollars. Presented below is a schedule that reflects the translation of the statement of loss data of UBF Alberta for the fiscal year ended July 31, 2009 into US dollars. UBF Alberta’s statement of loss data was translated from Canadian to US using an exchange rate of US$1 = Cdn$1.0870:

	UBF Alberta Year Ended July 31, 2009 Cdn $	UBF Nevada Year Ended July 31, 2009 US $

REVENUE	–	–

EXPENSES
Office and administration	763	702
Website	104	96
Total Operating Expenses	867	798

NET LOSS	(867)	(798)